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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K




                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported): September 30, 1999




                            U.S. SHELTER CORPORATION
             (Exact name of registrant as specified in its charter)



          DELAWARE                       0-12659                 57-0769881
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization                               Identification No.)


                               201 LAVINIA AVENUE
                              GREENVILLE, SC 29601
                (Address of principal executive office)(Zip code)


                                 (864) 242-6631
                         (Registrant's telephone number)


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ITEM 5.  OTHER EVENTS.

         Pursuant to the approval of the stockholders of U.S. Shelter Corporation (the "Company") on December 31, 1990 and effective as of September 30, 1999 (the "Effective Date"), the Company was liquidated and every share of common stock of the Company held by a stockholder of record on that date was canceled and converted into the right to receive shares of the common stock of Insignia Financial Group, Inc. ("Insignia") and shares of the common stock of Apartment Investment and Management Company ("Aimco") at the rate of .031836094 share of Insignia and .011428490 share of Aimco for each share of the Company issued and outstanding on the Effective Date. Shares of Insignia and Aimco constitute substantially all of the remaining assets of the Company other than a cash reserve for contingencies. In lieu of any fractional shares of Insignia or Aimco, payment will be made in cash in respect of each fractional share to which a shareholder is entitled.

         The Liquidation Agent to effect the cancellation and conversion is the Shareholder Services Group of First Union National Bank. The Company has been advised by its legal counsel that under current federal tax laws, the receipt of shares of Insignia and Aimco, as well as cash in lieu of fractional shares, will result in taxable gain to the shareholder if the fair market value of the Insignia and Aimco shares on September 30, 1999 plus the cash in lieu of fractional shares exceeds the shareholder's tax basis in his or her stock in the Company. Each stockholder should consult his or her tax advisor as to any questions concerning the tax treatment of this liquidation distribution.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL SCHEDULES AND EXHIBITS.

(c)      Exhibits.

         Exhibit No.                        Description
         -----------                        -----------

             20                             Letter to Stockholders of
                                            William D. Richardson, dated
                                            September 20, 1999



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         U.S. SHELTER CORPORATION



Date: October 14, 1999                   By: /s/ William D. Richardson
                                             -------------------------
                                               William D. Richardson
                                               President and Secretary

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                                  EXHIBIT INDEX



         Exhibit No.                        Description
         -----------                        -----------

              20                            Letter to Stockholders of
                                            William D. Richardson, dated
                                            September 20, 1999